UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2018

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Bio-Path Holdings, Inc. (the “Company”) held its 2018 annual meeting (the “2018 Annual Meeting”) of stockholders of the Company on December 20, 2018 in The Woodlands, Texas. At the 2018 Annual Meeting, the Company's stockholders: (i) elected each of the five persons listed below under Proposal 1 to serve as a director of the Company until its 2018 annual meeting of stockholders; (ii) approved the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of up to 1-for-20, to be determined by the Company’s board of directors (the “Board”); and (iii) ratified and approved the appointment of BDO USA, LLP as the Company's registered independent public accounting firm for the Company's fiscal year ending December 31, 2018. The following describes the results of the voting at the 2018 Annual Meeting:

Proposal 1:	The election of directors to serve until the 2019 annual meeting of stockholders of the Company:

Name of Nominee	Shares Voted "For"	Shares Voted "Against"	Shares Withheld	Shares Abstained	Broker Non-Votes
Peter H. Nielsen	1,959,364	--	1,039,548	--	8,570,445
Heath W. Cleaver	2,261,790	--	737,122	--	8,570,445
Mark P. Colonnese	2,310,153	--	688,759	--	8,570,445
Paul D. Aubert	2,451,462	--	547,450	--	8,570,445
Douglas P. Morris	2,184,664	--	814,248	--	8,570,445

Proposal 2:	Approval of the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of up to 1-for-20, to be determined by the Board:

Shares Voted "For"	Shares Voted "Against"	Shares Withheld	Shares Abstained	Broker Non-Votes
6,809,758	4,573,446	--	186,153	--

Proposal 3:	Ratification and approval of the appointment of BDO USA, LLP as the Company’s registered independent public accounting firm for its fiscal year ending December 31, 2018:

Shares Voted "For"	Shares Voted "Against"	Shares Withheld	Shares Abstained	Broker Non-Votes
10,003,921	959,265	--	606,169	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, Inc.

Dated: December 21, 2018	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer